                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 12, 1999
                                                          ---------------


                          ENTERCOM COMMUNICATIONS CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



     PENNSYLVANIA                  001-14461                23-1701044
--------------------------------------------------------------------------------
    (State or Other               (Commission              (IRS Employer
    Jurisdiction of               File Number)          Identification No.)
    Incorporation)



           401 CITY AVENUE, SUITE 409, BALA CYNWYD, PENNSYLVANIA 19004
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices)        (Zip Code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (610) 660-5610
                                                           --------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OF ASSETS.
         ---------------------

         On February 22, 1999, Entercom Communications Corp., a Pennsylvania corporation (the "Company") consummated its previously announced acquisition of WAAF-FM and WEGQ-FM in Boston and WWTM-AM in Worchester, (the "Second Boston Stations") pursuant to an Asset Purchase Agreement dated August 13, 1998, by and among the Company, CBS Radio, Inc., CBS Radio License, Inc. and ARS Acquisition II, Inc (the "Asset Purchase Agreement"). The Company began operating the Second Boston Stations in September 1998, under a time brokerage agreement. Pursuant to the Asset Purchase Agreement, the Company purchased the Second Boston Stations for a purchase price of $58.0 million in cash.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         ------------------------------------------------------------------

         (a)      Financial Statements of Stations Acquired.

                  Financial Statements reflecting the acquisition of the Second Boston Stations for the periods specified in Rule 3-05(b) of Regulation S-X have been previously filed with the Securities and Exchange Commission (the "SEC") as part of the Company's Registration Statement on Form S-1 (File No. 333-61381) and are omitted from this report pursuant to General Instruction B.3. of Form 8-K.

         (b) Pro Forma information required pursuant to Article 11 of Regulation S-X has been previously filed with the SEC as part of the Company's Registration Statement on Form S-1 (File No. 333-61381) and is omitted from this report pursuant to General Instruction B.3. of Form 8-K.

         (c)      Exhibits.

                  The Asset Purchase Agreement is incorporated herein by reference.

ITEM 8.  CHANGE IN FISCAL YEAR.
         ---------------------

         On March 12, 1999, Entercom determined to change its fiscal year end from September 30 to December 31. The Company will file a transition report on Form 10-Q covering the transition period from October 1, 1998 to December 31, 1998.

                                    SIGNATURE
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ENTERCOM COMMUNICATIONS CORP.



Date:  March 12, 1999                           By: /s/ David J. Field
                                                   -----------------------------
                                                   David J. Field, President and
                                                   Chief Operating Officer

                                  Exhibit Index
                                  -------------



Exhibit Number                              Description
--------------                              -----------

10.14 Asset Purchase Agreement, dated as of August 13, 1998, by and among the Company, CBS Radio, Inc., CBS Radio License, Inc. and ARS Acquisition II, Inc.*

--------------------
* Incorporated by reference to the Company's Registration Statement on Form S-1 (File No. 333-61381).